SCHEDULE 14C INFORMATION

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SEASONS SERIES TRUST

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SEASONS SERIES TRUST

International Equity Portfolio

Mid Cap Value Portfolio

SunAmerica Asset Management, LLC

Seasons Series Trust

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

April 7, 2017

Dear Contract Owner:

We are writing to notify you of certain changes to the International Equity Portfolio and the Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”) of Seasons Series Trust (the “Trust”) approved by the Board of Trustees (the “Board”), including a majority of the trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended, on December 1, 2016.

Effective February 6, 2017, Schroder Investment Management North America Inc. (“Schroders”), along with its affiliate, Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) serve as subadviser and sub-subadviser, respectively, to a portion of the International Equity Portfolio, replacing Janus Capital Management, LLC.

Effective February 6, 2017, T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as subadviser to a portion of the Mid Cap Value Portfolio, replacing Goldman Sachs Asset Management, L.P.

As a matter of regulatory compliance, the Information Statement describes, among other things, the changes to the Portfolios, including, each Portfolio’s new management structure and the factors considered by the Board with respect to the approval of the new subadvisory agreements with Schroders, SIMNA Ltd. and T. Rowe Price. The fees and expenses you pay as an investor in a Portfolio will not increase as a result of the changes approved by the Board. Please read the Information Statement carefully.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
Seasons Series Trust

SEASONS SERIES TRUST

International Equity Portfolio

Mid Cap Value Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

INFORMATION STATEMENT

REGARDING IMPORTANT SUBADVISER CHANGES

This Information Statement is being provided to the shareholders of the International Equity Portfolio and the Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”) in lieu of a proxy statement, pursuant to the terms of an exemptive order received by SunAmerica Asset Management, LLC (“SAAMCo”) from the Securities and Exchange Commission (the “SEC”), which allows SAAMCo to hire new unaffiliated subadvisers and make changes to existing subadvisory agreements on behalf of Seasons Series Trust (the “Trust”) with the approval of the Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval. This Information Statement is being posted at www.aig.com/informationstatements on behalf of the Trustees of the Trust.

We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

Purpose of the Information Statement

At an in-person meeting held on December 1, 2016 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved (1) a new Subadvisory Agreement between SAAMCo and Schroder Investment Management North America Inc. (“Schroders”) with respect to a portion of the International Equity Portfolio (the “Schroders Subadvisory Agreement”); (2) a new Sub-Subadvisory Agreement between Schroders and Schroders Investment Management North America Ltd (“SIMNA Ltd.”) with respect to the portion of the International Equity Portfolio managed by Schroders (the “SIMNA Ltd. Sub-Subadvisory Agreement”); (3) a new Subadvisory Agreement between SAAMCo and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to a portion of the Mid Cap Value Portfolio (the “T. Rowe Price Subadvisory Agreement”); (4) the termination of the Subadvisory Agreement between SAAMCo and Janus Capital Management LLC (“Janus”) with respect to the International Equity Portfolio; and (5) the termination of the Subadvisory Agreement between SAAMCo and Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the Mid Cap Value Portfolio. For ease of reference, the terms “Schroders” refers collectively to Schroders and SIMNA Ltd. unless the context otherwise requires. In addition, the term “Schroders” and “T. Rowe Price” may each be referred to as a “subadviser,” or collectively as the “subadvisers.” The Schroders Subadvisory Agreement, the SIMNA Ltd. Sub-Subadvisory Agreement and the T. Rowe Price Subadvisory Agreement may also be referred to individually as a “Subadvisory Agreement,” or collectively, as the “Subadvisory Agreements” unless the context otherwise requires.

The transition from each of Janus to Schroders and GSAM to T. Rowe Price occurred on or about February 6, 2017. The purpose of this Information Statement is to explain the changes to the Portfolios including, but not limited to, the terms of each Subadvisory Agreement, the factors considered by the Board in approving each Subadvisory Agreement, the subadvisory fees to be paid under each Subadvisory Agreement by a Portfolio, the amount of advisory fees to be retained by SAAMCo and information about other comparable funds managed by the subadvisers.

The Trust and the Adviser

Each Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SAAMCo with respect to the Trust on January 1, 1999, as amended from time to time, which was last approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on October 5, 2016. SAAMCo is an investment adviser registered with the SEC and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. SAAMCo, organized in 1982 under the laws of Delaware, is an indirect, wholly-owned subsidiary of American International Group, Inc.

As investment adviser, SAAMCo selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services to the portfolios and supervises the portfolios’ daily business affairs, subject to oversight by the Board. The Advisory Agreement authorizes SAAMCo to retain subadvisers for the portfolios for which it does not manage the assets. SAAMCo selects subadvisers it believes will provide the portfolios with the highest quality investment services. SAAMCo monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other considerations. At the Meeting, SAAMCo recommended Schroders and T. Rowe Price as new subadvisers to the International Equity Portfolio and Mid Cap Value Portfolio, respectively, after conducting a management selection process.

The subadvisers to the Trust’s portfolios, including T. Rowe Price and Schroders, act pursuant to agreements with SAAMCo. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SAAMCo and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees. The portfolios do not pay fees directly to the subadvisers.

The Subadvisory Agreements

Prior to February 6, 2017, Janus served as a subadviser to a portion of the International Equity Portfolio. In addition, prior to February 6, 2017, GSAM served as a subadviser to a portion of the Mid Cap Value Portfolio. SAAMCo recommended Schroders and T. Rowe Price as replacement subadvisers to the International Equity Portfolio and Mid Cap Value Portfolio, respectively, in the ordinary course of its ongoing evaluation of the Portfolios’ respective performance and investment strategies and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style and long-term performance record.

International Equity Portfolio

Schroders serves as the subadviser to a portion of the Portfolio pursuant to the Schroders Subadvisory Agreement. In addition, SIMNA Ltd. serves as the sub-subadviser to the portion of the Portfolio managed by Schroders and assists Schroders in discharging its obligations under the Schroders Subadvisory Agreement with respect to the Portfolio. Under the terms of the Subadvisory Agreements, and subject to the oversight and review of SAAMCo, Schroders (i) manages the investment and reinvestment of the assets of a portion of the Portfolio, (ii) determines, in its discretion, the securities and other investments or instruments to be purchased or sold, (iii) provides records concerning its activities which SAAMCo or the Trust is required to maintain, and (iv) renders regular reports to SAAMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Schroders shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio as set forth in the Trust’s current prospectus and statement of additional information, and (b) applicable laws and regulations.

To the extent that Schroders delegates its duties to SIMNA Ltd. pursuant to the SIMNA Ltd. Sub-Subadvisory Agreement, any such delegation by Schroders will not relieve Schroders of its duties and obligations under the Schroders Subadvisory Agreement with respect to the Portfolio. Schroders’ duties and obligations under the Schroders Subadvisory Agreement will remain the sole responsibility of Schroders as if no such delegation had occurred. Schroders will at all times provide appropriate supervision and oversight of SIMNA Ltd., and Schroders will be fully responsible and liable for all actions or omissions to act by such persons. The SIMNA Ltd. Sub-Subadvisory Agreement is between Schroders and SIMNA Ltd., and Schroders, not SAAMCo nor the Portfolio, will be responsible for compensating SIMNA Ltd. for its services.

The Subadvisory Agreements are similar in all material respects to the previous subadvisory agreement with Janus, except for: (i) the name of the subadviser; (ii) the effective date and term of the agreement; (iii) the amount of the subadvisory fee payable by SAAMCo; (iv) replacement of a requirement that the subadviser furnish periodic reports concerning the Portfolio’s transactions and performance with a requirement that the subadviser provide records concerning its activities that SAAMCo or the Trust is required to maintain; (v) a new undertaking by the subadviser to render regular reports to SAAMCo and to the officers and Trustees of the Trust concerning the discharge of its responsibilities; (vi) changes to the provisions with respect to the subadviser’s compliance with respect to the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), as well as certain other state and federal laws, including securities, commodity and banking laws; (vii) certain new representations made by the subadviser with respect to misstatements and omissions made in the Trust’s Registration Statement based on information furnished by the subadviser; (viii) an undertaking by the subadviser to maintain appropriate professional liability insurance; (ix) an express acknowledgment that the subadviser is not responsible for expenses of the Portfolio, such as fees to the Portfolio’s independent public accountants, transfer agent, or custodian, among others; (x) changes to the subadviser’s authority to delegate its responsibilities under the agreement to an affiliate; (xi) additional terms with respect to the subadviser’s authority to aggregate orders with other clients; (xii) express authority to enter into contracts with brokers for the purchase and sale of repurchase and reverse repurchase agreements, swaps, option, futures, and other derivatives, including, without limitation; (xiii) express authorization for the subadviser to execute documentation related to private placements and certain other instruments; (xiv) the exclusion of certain terms related to the treatment of certain expenses among SAAMCo, the Trust and the subadviser; (xv) an express undertaking by the subadviser to furnish certain information to the Trust’s chief compliance officer; (xvi) elimination of a provision with respect to the treatment of advice given by the subadviser to other clients; (xvii) changes to the subadviser’s recordkeeping responsibilities; (xviii) changes to the treatment of the intellectual property of SAAMCo, the Trust and the subadviser; (xix) changes to the terms upon which subadviser will indemnify SAAMCo and the Portfolio; (xx) elimination of the subadviser’s right to terminate the agreement under certain circumstances; (xxi) elimination of a provision related to permissible interests of trustees and agents of the trust in the subadviser; and (xxii) express terms with respect to the subadviser’s responsibility for legal action on behalf of the Trust or the Portfolio.

The Schroders Subadvisory Agreement also provides for automatic termination unless at least annually subsequent to its initial term, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the International Equity Portfolio, and (ii) the Independent Trustees. The Schroders Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, SAAMCo, or the holders of a majority of the outstanding shares of the International Equity Portfolio, on not more than 60 days’ nor less than 30 days’ prior written notice. The SIMNA Ltd. Sub-Subadvisory Agreement terminates automatically upon its assignment and upon the termination of the Schroders Subadvisory Agreement and is terminable at any time, without penalty, by SIMNA Ltd. or Schroders.

The Subadvisory Agreements will not result in an increase in fees to shareholders as SAAMCo, and not the Portfolio, is responsible for all fees payable pursuant to the Schroders Subadvisory Agreement, and Schroders, and not SAAMCo nor the Portfolio, is responsible for all fees payable pursuant to the SIMNA Ltd. Subadvisory Agreement. A copy of each of the Schroders Subadvisory Agreement and SIMNA Ltd. Subadvisory Agreement is attached to this Information Statement as Exhibit A and Exhibit B, respectively. The foregoing summary of the terms of the Subadvisory Agreements is qualified in its entirety by reference to the attached exhibits.

For the fiscal year ended March 31, 2016, SAAMCo received advisory fees from the International Equity Portfolio in the amount of $6,547,369 or 0.90% of the Portfolio’s average daily net assets for the period (i.e., $726,161,056). For the same period, SAAMCo paid subadvisory fees to Janus and T. Rowe Price, a subadviser to the Portfolio, in the aggregate amount of $2,138,582 or 0.29% of the average daily net assets of the portion of the Portfolio managed by Janus and T. Rowe Price, and thus retained $4,408,787 of its advisory fee. If, for the fiscal year ended March 31, 2016, Schroders had served as subadviser to the portion of the Portfolio subadvised by Janus for the entire period, SAAMCo would have paid subadvisory fees to Schroders and T. Rowe Price in the aggregate amount of $1,918,907 or 0.26% of the average daily net assets of the portion of the Portfolio managed by Schroders and T. Rowe Price, and thus would have retained $4,628,462 of its management fee. This amount represents a 0.09% decrease in subadvisory fees and therefore SAAMCo would have retained 0.03% more of its management fee.

Mid Cap Value Portfolio

T. Rowe Price serves as a subadviser to a portion of the Portfolio pursuant to the Subadvisory Agreement. Under the terms of the Subadvisory Agreement, and subject to the oversight and review of SAAMCo, T. Rowe Price (i) manages the investment and reinvestment of a portion of the Portfolio’s assets; (ii) determines in its discretion the securities to be purchased or sold; (iii) keeps records concerning the Portfolio’s investment activity; and (iv) renders regular reports to SAMMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. T. Rowe Price will discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may reasonably from time to time establish, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Trust’s current prospectus and statement of additional information, and (b) applicable laws and regulations.

The Subadvisory Agreement is similar in all material respects to the previous subadvisory agreement with GSAM, except for: (i) the name of the subadviser; (ii) the effective date and term of the agreement; (iii) the amount of the subadvisory fees payable by SAAMCo to the subadviser; (iv) changes in the terms pursuant to which the subadviser will manage the Portfolio to maintain compliance with the Code, as well as other federal and state laws, including securities, commodity and banking laws, among others; (v) changes in the terms pursuant to which the subadviser effects transactions on behalf of the Portfolio, including express terms related to the subadviser’s soft dollar arrangements and use of affiliated broker-dealers; (vi) elimination of terms related to the treatment of certain state laws pursuant to which the Trust may be subject to and expense guarantee limitation; (vi) additional terms, subject to the subadviser’s discretion, with respect to reimbursement of costs incurred by the subadviser on behalf of the Trust; (vii) additional terms governing the delegation of the subadviser’s responsibility under the agreement to affiliated and unaffiliated persons; (viii) additional terms related to the subadviser’s advice rendered to its other clients; (ix) changes to the terms pursuant to which the SAAMCo and the subadviser will indemnify and hold the other harmless for certain acts or omissions; (x) additional terms governing the interests of Trustees and agents of the Trust in the subadviser; and (xi) additional terms related to amendments, governing law, personal liability of the Trustees of the Trust, and the separation of the liabilities of each series of the Trust.

The Subadvisory Agreement also provides for automatic termination unless at least annually subsequent to its initial term, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Mid Cap Value Portfolio, and (ii) the Independent Trustees. The Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, SAAMCo, or the holders of a majority of the outstanding shares of the Mid Cap Value Portfolio, on not more than 60 days’ nor less than 30 days’ prior written notice.

The Subadvisory Agreement will not result in an increase in fees to shareholders as SAAMCo, and not the Portfolio, is responsible for all fees payable pursuant to the Subadvisory Agreement. A copy of the Subadvisory Agreement is attached to this Information Statement as Exhibit C. The foregoing summary of the terms of the Subadvisory Agreement is qualified in its entirety by reference to the attached exhibit.

For the fiscal year ended March 31, 2016, SAAMCo received advisory fees from the Mid Cap Value Portfolio in the amount of $2,791,989 or 0.84% of the Portfolio’s average daily net assets for the period (i.e., $333,373,678). For the same period, SAAMCo paid subadvisory fees to GSAM and Massachusetts Financial Services Company (“MFS”), a subadviser to the Portfolio, in the aggregate amount of $1,047,664 or 0.31% of the average daily net assets of the portion of the Portfolio managed by GSAM and MFS, and thus retained $1,744,325 of its advisory fee. If, for the fiscal year ended March 31, 2016, T. Rowe Price had served as subadviser to the portion of the Portfolio subadvised by GSAM for the entire period, SAAMCo would have paid subadvisory fees to T. Rowe Price and MFS in the aggregate amount of $1,047,664 or 0.31% of the average daily net assets of the portion of the Portfolio managed by T. Rowe Price and MFS, and thus would have retained $1,744,325 of its management fee. The amount retained by SAMMCo would have thus not changed.

The subadvisory fee rate payable to each of Schroders and T. Rowe Price was negotiated at arm’s length, based on a variety of factors, including the value of the services to be provided, the competitive environment in which a Portfolio will be marketed, the investment characteristics of a Portfolio relative to other similar funds and the fees charged to comparable products within the industry. There is no change in the advisory fee rate paid by each Portfolio as a result of the approval of its respective subadviser to the Portfolio.

Information about the Subadvisers

Schroders. Schroders is located at 875 Third Avenue, New York, NY 10022. Schroders is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly-owned subsidiary of Schroder International Holdings, which is a wholly-owned subsidiary of Schroder Administration Limited, which is a wholly-owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England.

SIMNA Ltd. is located at 31 Gresham Street, London, EC2V 7QA, UK. SINMA Ltd. is a wholly-owned subsidiary of Schroders plc. SINMA Ltd. manages assets for domestic and foreign clients through delegation from its affiliated adviser, Schroders. Schroders plc, through certain affiliates, is currently engaged in the asset management business, and as of December 31, 2016, had approximately $490.7 billion in client assets under management worldwide.

The following chart lists the principal executive officers and the directors of Schroders and their principal occupations. The business address of each officer and director as it relates to that person’s position with Schroders is 875 Third Avenue, New York, NY 10022.

Name	Principal Occupation
Mark A. Hemenetz	Chief Operating Officer, Director
Carin F. Muhlbaum	General Counsel, Americas
Karl F. Dasher	Chief Executive Officer, Chairman, Director
Joseph J. Bertini	Chief Compliance Officer
Henry J.N. Philip	Director

The following chart lists the principal executive officers and the directors of SIMNA Ltd. and their principal occupations. The business address of each officer and director as it relates to that person’s position with SIMNA Ltd. is 31 Gresham Street, London, EC2V 7QA, UK.

Name	Principal Occupation
Bogle, Angus Robert Lockart	Director
Paul J. Chislett	Director
Karl F. Dasher	Director
Taylor, Neil Christopher	Director
Schroder Corporate Services Limited	Secretary

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Schroders. No Trustee of the Trust has owned any securities of, or has had any material interest in, or a material interest in a material transaction with Schroders or its affiliates since the beginning of the International Equity Portfolio’s most recent fiscal year.

Schroders provides investment advisory or subadvisory services, as applicable, to the mutual funds and other accounts listed below, which have investment strategies or objectives similar to that of the International Equity Portfolio. While the investment strategies or objectives of the mutual funds and other accounts listed below may be similar to that of the International Equity Portfolio, the nature of services provided by Schroders may be different. As a subadviser, Schroders may perform a more limited set of services and assume fewer responsibilities for the International Equity Portfolio than it does for certain funds listed below. The name of each such fund, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to Schroders for its management services, are as follows:

Fund*	Net Assets as of 12/31/2016 ($million)	Annual Rate of Compensation
Schroders
Client 1	$114.4	.50% on the first $50 million .40% on the next $50 million .35% thereafter
Client 2	$20.4	.50% on the first $50 million .40% on the next $50 million .35% thereafter
Client 3	$287.1	.40% on the first $100 million .35% on the next $400 million .30% thereafter
Client 4	$129.0	.75% on the first $10 million .50% on the next $40 million .40% on the next $50 million .25% thereafter

*	Client 3 is a subadvised U.S. mutual fund. Clients 1, 2 and 4 are each pension funds.

T. Rowe Price. T. Rowe Price is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. T. Rowe Price also serves as investment adviser to the T. Rowe Price family of no-load mutual funds and to individual and institutional clients. As of December 31, 2016, T. Rowe Price, including its affiliates, had approximately $810 billion in assets under management.

The following chart lists the principal executive officers and the directors of T. Rowe Price and their principal occupations. The business address of each officer and director as it relates to that person’s position with T. Rowe Price is 100 East Pratt Street, Baltimore, MD 21202.

Name	Principal Occupation
Edward C. Bernard	Director
John R. Gilner	Chief Compliance Officer
Brian C. Rogers	Chief Investment Officer, Director
Kenneth V. Moreland	Chief Financial Officer
David Oestreicher	Chief Legal Officer, Secretary
William J. Stromberg	President, Director
Timothy S. Dignan	Treasurer

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of T. Rowe Price. No Trustee of the Trust has owned any securities of, or has had any material interest in, or a material interest in a material transaction with T. Rowe Price or its affiliates since the beginning of the Mid Cap Value Portfolio’s most recent fiscal year.

T. Rowe Price provides investment advisory or subadvisory services, as applicable, to the mutual funds listed below, which have investment strategies or objectives similar to that of the Mid Cap Value Portfolio. While the investment strategies or objectives of the mutual funds listed below may be similar to that of the Mid Cap Value Portfolio, the nature of services provided by T. Rowe Price may be different. As a subadviser, T. Rowe Price may perform a more limited set of services and assume fewer responsibilities for the Mid Cap Value Portfolio than it does for certain funds listed below. The name of each such fund, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to T. Rowe Price for its management services, are as follows:

Fund	Net Assets as of 12/31/2016 ($million)	Annual Rate of Compensation
John Hancock Mid Value Fund of John Hancock Funds II*	$856.8	.60% on the first $20 million .55% on the next $30 million Reset to .50% on all assets when assets exceed $50 million
Mid Value Trust of John Hancock Variable Insurance Trust*	$834.9	.60% on the first $20 million 0.55% on the next $30 million Reset to .50% on all assets when assets exceed $50 million
T. Rowe Price Mid Cap Value Fund	$13,338.6	.35% individual fee .29% group fee .64% management fee

*	T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as subadvisor. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0 –12.5% of the total subadvisory fees paid. In certain cases, assets are aggregated with the client’s other T. Rowe Price sub-advised funds for purposes of determining breakpoints.

Factors Considered by the Board of Trustees

International Equity Portfolio

The Board of Trustees (the “Board”), including the Trustees that are not interested persons of Seasons Series Trust (the “Trust”), as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a subadvisory agreement (the “Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SAAMCo” or the “Adviser”) and Schroder Investment Management North America Inc. (“Schroders”) with respect to the International Equity Portfolio, a series of the Trust (the “Portfolio”). The Board also approved the Sub-Subadvisory Agreement between Schroders and Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) with respect to the Portfolio. The Subadvisory Agreement and the Sub-Subadvisory Agreement are referred to collectively herein as the “Subadvisory Agreements,” and Schroders and SIMNA Ltd. are referred to collectively herein as “Schroders” unless the context otherwise requires. The Board, including the Independent Trustees, further approved the termination of the subadvisory agreement between SAAMCo and Janus Capital Management, LLC (“Janus”) with respect to the Portfolio.

In connection with the approval of the Subadvisory Agreements, the Board received materials related to certain factors used in its consideration of whether to approve the Subadvisory Agreements. Those factors included:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by Schroders;

(3)	the size and structure of the subadvisory fee and any other material payments to Schroders;

(4)	the organizational capability and financial condition of Schroders and its affiliates;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by the Adviser to Schroders for managing the Portfolio.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of Schroders and the amounts retained by SAAMCo; and (c) information regarding Schroders’ compliance and regulatory history.

The Independent Trustees were separately represented by counsel that is independent of SAAMCo and Schroders in connection with their consideration of approval of the Subadvisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of Schroders with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Portfolio.

Nature, Extent and Quality of Services Provided by Schroders.

The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by Schroders. In making its evaluation, the Board considered that SAAMCo acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SAAMCo’s advisory fees compensate SAAMCo for services such as monitoring Portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements. It was further noted that SAAMCo manages a portion of the Portfolio’s assets.

With respect to Schroders, the Board noted that Schroders would be responsible for providing investment management services on a day-to-day basis. In such role, Schroders would (i) manage the investment and reinvestment of the assets of a portion of the Portfolio; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection with its management thereof; (iii) provide SAAMCo with records concerning its activities; and (iv) render regular reports to SAAMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed Schroders’ history, structure and size, and investment experience. The Board considered the personnel of Schroders that would be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, Schroders has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of Schroders that would be responsible for providing investment management services to the Portfolio.

The Board also reviewed and considered Schroders’ compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser to the Portfolio. The Board considered Schroders’ risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on Schroders’ ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by Schroders and that there was a reasonable basis on which to conclude that Schroders would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance.

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe for the Portfolio. It was noted that with respect to subadvisory fees, SAAMCo negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SAAMCo out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SAAMCo and the amount of the management fees which it retained, noting that there will be no change in the management fee paid by the Portfolio to SAAMCo, and determined that these amounts were reasonable in light of the services performed by SAAMCo and Schroders, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also considered advisory fees received by Schroders with respect to separate accounts and commingled funds that comprise the Schroder U.S. International Equities Composite as well as performance data from management and Schroders with respect to the Portfolio and the accounts included in the composite.

The Subadvised Expense Group consists of the Portfolio and two other international multi-cap core funds underlying variable insurance products (“VIPs”), as classified by Broadridge. The Subadvised Expense Universe consists of the Portfolio and all other international multi-cap core funds underlying VIPs with disclosed subadviser agreements, excluding outliers.

The performance information included information as of September 30, 2016, from management. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

The Board further considered that Janus’ performance had trailed the benchmark over the last one-, three- and five-year periods ended September 30, 2016, and was within the bottom quintile with respect to both its Morningstar and Broadridge peer categories for the same periods. The Board also considered the performance of the Schroder U.S. International Equity Composite relative to the MSCI EAFE Index and Morningstar peer group. The Board noted that the strategy had outperformed the benchmark for the one-, three- and five-year trailing periods and for three out of the previous five calendar years. The Board also noted that the strategy had ranked in the second quintile in Morningstar over the one- and five-year trailing periods and in the top quintile over the three-year period. In considering this comparative performance information, however, the Board also reviewed relevant distinctions and differences with respect to such funds and acknowledged that past performance is not necessarily indicative of future results.

The Trustees noted that expense and performance information as a whole was useful in assessing whether Schroders is proposing to provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived.

The Board noted that the subadvisory fees paid pursuant to the Subadvisory Agreement are paid by SAAMCo out of its advisory fees, with the exception of the fees payable under the Sub-Subadvisory Agreement, which will be paid by Schroders. The Trustees also relied on the ability of SAAMCo to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to Schroders in connection with its relationship with the Portfolio is therefore not a material factor in its consideration of the Subadvisory Agreement.

The Board considered that the Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SAAMCo, and not the Trust, is responsible for the payment of the fees pursuant to the Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. The Board also considered other potential indirect benefits to Schroders as a result of its relationship with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to Schroders’ profitability, the Board concluded that the potential for economies of scale and other indirect benefits to Schroders in its management of the Portfolio are not a material factor in its consideration at this time.

Terms of Subadvisory Agreements.

The Board, including the Independent Trustees, reviewed the terms and conditions of the Subadvisory Agreements, including the duties and responsibilities undertaken by SAAMCo and Schroders as discussed above. The Board also reviewed the differences in the terms of the Subadvisory Agreements as compared to the terms of the subadvisory agreement between SAAMCo and Janus with respect to the Portfolio. The Board also considered that to the extent that Schroders delegates its duties to SIMNA Ltd. pursuant to the Sub-Subadvisory Agreement, any such delegation by Schroders will not relieve Schroders of its duties and obligations under the Subadvisory Agreement with respect to the Portfolio, that Schroders will at all times provide appropriate supervision and oversight of SIMNA Ltd., and that Schroders will be fully responsible and liable for all actions or omissions to act by such persons.

Conclusions.

In reaching its decision to recommend the approval of the Subadvisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that Schroders possesses the capability and resources to perform the duties required of it under the Subadvisory Agreements.

Further, based upon its review of the Subadvisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Subadvisory Agreements are reasonable, fair and in the best interest of the Portfolio and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Mid Cap Value Portfolio

The Board of Trustees (the “Board”), including the Trustees that are not interested persons of Seasons Series Trust (the “Trust”), as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a subadvisory agreement (the “Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SAAMCo” or the “Adviser”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the Mid Cap Value Portfolio, a series of the Trust (the “Portfolio”). The Board, including the Independent Trustees, further approved the termination of the subadvisory agreement between SAAMCo and Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the Portfolio.

In connection with the approval of the Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the Subadvisory Agreement. Those factors included:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by T. Rowe Price;

(3)	the size and structure of the subadvisory fee and any other material payments to T. Rowe Price;

(4)	the organizational capability and financial condition of T. Rowe Price and its affiliates;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by the Adviser to T. Rowe Price for managing the Portfolio.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of T. Rowe Price and the amounts retained by SAAMCo; and (c) information regarding T. Rowe Price’s compliance and regulatory history.

The Independent Trustees were separately represented by counsel that is independent of SAAMCo and T. Rowe Price in connection with their consideration of approval of the Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of T. Rowe Price with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Portfolio.

Nature, Extent and Quality of Services Provided by T. Rowe Price.

The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by T. Rowe Price. In making its evaluation, the Board considered that SAAMCo acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SAAMCo’s advisory fees compensate SAAMCo for services such as monitoring Portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements. It was further noted that SAAMCo manages a portion of the Portfolio’s assets.

With respect to T. Rowe Price, the Board noted that T. Rowe Price would be responsible for providing investment management services on a day-to-day basis. In such role, T. Rowe Price would (i) manage the investment and reinvestment of the assets of a portion of the Portfolio; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection with its management thereof; (iii) provide SAAMCo with records concerning its activities; and (iv) render regular reports to SAAMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed T. Rowe Price’s history, structure and size, and investment experience. The Board considered the personnel of T. Rowe Price that would be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, T. Rowe Price has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of T. Rowe Price that would be responsible for providing investment management services to the Portfolio.

The Board also reviewed and considered T. Rowe Price’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser to the Portfolio. The Board considered T. Rowe Price’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on T. Rowe Price’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by T. Rowe Price and that there was a reasonable basis on which to conclude that T. Rowe Price would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe for the Portfolio. It was noted that with respect to subadvisory fees, SAAMCo negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SAAMCo out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SAAMCo and the amount of the management fees which it retained, noting that there will be no change in the management fee paid by the Portfolio to SAAMCo, and determined that these amounts were reasonable in light of the services performed by SAAMCo and T. Rowe Price, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also considered advisory fees received by T. Rowe Price with respect to other mutual funds and accounts with similar investment strategies to the Portfolio as well as performance data from management and T. Rowe Price with respect to the Portfolio and any other mutual funds or other accounts advised or subadvised by T. Rowe Price with similar investment objectives and/or strategies, as applicable.

The Subadvised Expense Group consists of the Portfolio and two other mid-cap value funds underlying variable insurance products (“VIPs”), as classified by Broadridge. The Subadvised Expense Universe consists of the Portfolio and all other mid-cap value funds underlying VIPs with disclosed subadviser agreements, excluding outliers.

The performance information included information as of September 30, 2016, from management. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

The Board further considered that GSAM’s performance had trailed the benchmark over the last one-, three- and five-year periods ended September 30, 2016, and was within the bottom two quintiles with respect to both its Morningstar and Broadridge peer categories for the same periods. The Board also considered the performance of the T. Rowe Price Mid-Cap Value Fund (the “T. Rowe Fund”) relative to the Russell Midcap Value Index and Morningstar peer group. The Board noted that the strategy had outperformed the benchmark for the one- and three-year trailing periods and for two out of the previous five calendar years. The Board also noted that the T. Rowe Fund had ranked in the top quintile in Morningstar over the one- and three-year trailing periods and in the second quintile over the five-year period. In considering this comparative performance information, however, the Board also reviewed relevant distinctions and differences with respect to such funds and acknowledged that past performance is not necessarily indicative of future results.

The Trustees noted that expense and performance information as a whole was useful in assessing whether T. Rowe Price is proposing to provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived.

The Board noted that the subadvisory fees paid pursuant to the Subadvisory Agreement are paid by SAAMCo out of its advisory fees. The Trustees also relied on the ability of SAAMCo to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to T. Rowe Price in connection with its relationship with the Portfolio is therefore not a material factor in its consideration of the Subadvisory Agreement.

The Board considered that the Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SAAMCo, and not the Trust, is responsible for the payment of the fees pursuant to the Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. The Board also considered other potential indirect benefits to T. Rowe Price as a result of its relationship with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to T. Rowe Price’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to T. Rowe Price in its management of the Portfolio are not a material factor in its consideration at this time.

Terms of Subadvisory Agreement.

The Board, including the Independent Trustees, reviewed the terms and conditions of the Subadvisory Agreement, including the duties and responsibilities undertaken by SAAMCo and T. Rowe Price as discussed above. The Board also reviewed the differences in the terms of the Subadvisory Agreement as compared to the terms of the subadvisory agreement between SAAMCo and GSAM with respect to the Portfolio.

Conclusions.

In reaching its decision to recommend the approval of the Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that T. Rowe Price possesses the capability and resources to perform the duties required of it under the Subadvisory Agreement.

Further, based upon its review of the Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of February 28, 2017, there were approximately 86,616,256.72 and 15,873,047.54 shares of the International Equity Portfolio and Mid Cap Value Portfolio, respectively, outstanding. All shares of the Portfolios were owned directly by the separate accounts of American General Life Insurance Company (“American General”), The United States Life Insurance Company in The City of New York (“USLIC”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the indicated shares outstanding as of February 28, 2017:

Portfolio and Class	Owner	Shares	Percentage
International Equity Portfolio – Class 1	American General	80,054,398.56	100.00%
International Equity Portfolio – Class 2	American General	2,499,198.51	100.00%
International Equity Portfolio – Class 3	American General	1,971,212.12	95.57%
Mid Cap Value Portfolio – Class 1	American General	13,284,687.12	100.00%
Mid Cap Value Portfolio – Class 2	American General	1,544,423.19	100.00%
Mid Cap Value Portfolio – Class 3	American General	1,007,017.58	96.46%

American General is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. USLIC is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281. Allocation Balanced Portfolio, Allocation Growth Portfolio, Allocation Moderate Growth Portfolio and Allocation Moderate Portfolio are each a series of the Trust and their address is P.O. Box 15570, Amarillo, Texas 79105-5570. SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio are each a series of SunAmerica Series Trust and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367.

To SAAMCo’s knowledge, no other person was known by either Portfolio to own a variable annuity contract and/or variable life insurance policy, or interests therein, of more than 5% of any class of the outstanding shares of the Portfolio. The Trustees and officers of the Trust and members of their families as a group beneficially owned less than 1% of the beneficial interests of each Portfolio as of February 28, 2017.

Brokerage Commissions

The International Equity Portfolio did not pay brokerage commissions to affiliated broker-dealers for the fiscal year ended March 31, 2016.

The Mid Cap Value Portfolio paid $12,082 to affiliated broker-dealers as follows for the fiscal year ended March 31, 2016:

Name of Affiliated Broker- Dealer	Amount Paid to Affiliated Broker- Dealer	Percentage of Commissions Paid to Affiliated Broker- Dealer	Relationship of Affiliated-Broker-Dealer to Portfolio
Goldman Sachs & Co.	$6,576	2.61%	a subadviser affiliate
Wells Fargo	$5,506	2.18%	a subadviser affiliate

Other Service Agreements

For the fiscal year ended March 31, 2016, the International Equity Portfolio and the Mid Cap Value Portfolio paid an aggregate amount of $655,063 and $242,466, respectively, in shareholder services fees to American General and USLIC, each of which are affiliates of SAAMCo, the Portfolios’ adviser. In addition, the International Equity Portfolio and the Mid Cap Value Portfolio paid $2,274 and $2,320, respectively, to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the fiscal year ended March 31, 2016. VRSCO is also an affiliate of SAAMCo and is located at 2929 Allen Parkway, Houston, Texas 77019. The Portfolios do not have a principal underwriter.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570 Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of Seasons Series Trust, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

By Order of the Board of Trustees,

/s/ Kathleen D. Fuentes
Kathleen D. Fuentes
Secretary
Seasons Series Trust

Dated: April 7, 2017

EXHIBIT A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of February 6, 2017 by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, without par value, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information, as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”) as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based on information provided by the custodian of the Portfolio(s). Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, as provided to the Subadviser, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, with respect to such furnished information, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act. Notwithstanding anything in this provision or the Agreement to the contrary, Adviser acknowledges and agrees that in furnishing the services hereunder, the Subadviser is authorized to engage its affiliate, Schroder Investment Management North America Limited, (the “Subadvisory Affiliate”), to perform investment management services for the Portfolio(s); provided that the Subadviser shall continue to be liable and accountable for any acts or omissions of the Subadvisory Affiliate, as if such acts or omissions were its own.

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2. Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all Portfolio transactions entered into by the Subadviser on behalf of the Portfolio(s).

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of the Portfolio(s), brokerage agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation. The Subadviser is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal the Trust and the Portfolio’s identity and address to any broker through which or with which financial derivatives and foreign exchange instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements and bank debt (including Loan Syndications and Trading Association and Loan Market Association

documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Reports. The Trust and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its CCO) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6. Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8. Reference to the Subadviser. None of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name or logo of the Subadviser or any of its affiliates in the Registration Statement, shareholder reports, and other filings with the SEC, or the name of the Subadviser or any of its affiliates after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers and trustees) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s “disabling conduct” (as defined in (a) above), including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement; and provided further that Subadviser shall not be liable nor indemnify for any action or omission of any unaffiliated third party or service provider to the Portfolio(s), including any broker or dealer not within Subadviser’s direct supervision or control.

10. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to a Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to a Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14. Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17. Confidentiality. Neither party will disclose, or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolio(s) or to advise on the Portfolio(s), and will keep confidential any non-public information obtained directly as a result of this service relationship. A receiving party shall disclose such non-public information only if the other party has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by disclosing party or has been disclosed, directly or indirectly, by the disclosing party to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the disclosing party in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18. Representations. By execution of the Agreement, Subadviser represents that it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act and that it has electronically provided to the Adviser Part 2A of its registration statement on Form ADV (the “ADV”) prior to signing the Agreement. The Adviser and Fund acknowledge receipt of Subadviser’s Part 2A.

19. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Schroder Investment Management North America Inc.
875 Third Avenue
New York, NY 10022
Attention: Legal Department

Adviser:	SunAmerica Asset Management, LLC
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
Attention: Gregory N. Bressler
Senior Vice President and General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ Peter A. Harbeck
Name:	Peter A. Harbeck
Title:	President & CEO

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By:	/s Joe Bertini
Name:	Joe Bertini
Title:	Authorized Signatory

By:	/s/ William Sauer
Name:	William Sauer
Title:	Authorized Signatory

SCHEDULE A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)
International Equity Portfolio	0.40% on the first $100 million 0.35% on the next $400 million 0.30% thereafter

EXHIBIT B

SUB-SUBADVISORY AGREEMENT FOR

SUNAMERICA SERIES TRUST

THIS AGREEMENT is made as of this 6th day of February, 2017, among SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., (“SIMNA”) a corporation organized under the laws of the State of Delaware with its principal place of business at 875 Third Avenue, 22nd Floor, New York 10022, and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED (“SIMNA Limited”) a UK corporation with its principal place of business at 31 Gresham Street, London, UK EC2V 7QA.

W I T N E S S E T H

WHEREAS, SunAmerica Asset Management, LLC (“SunAmerica”), a corporation organized and existing under the laws of Delaware has retained SIMNA as its sub-adviser to render investment advisory services to a portfolio of the Seasons Series Trust (the “Portfolio”), a Massachusetts business trust (the “Trust”) registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to a Sub-Advisory Agreement dated as of the date hereof (the “SunAmerica Advisory Agreement”); and

WHEREAS, SIMNA desires to employ SIMNA Limited as its investment sub-adviser, and SIMNA Limited is willing to render investment sub-advisory services to SIMNA, subject to and in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual promises and undertakings set forth in this Agreement, SIMNA and SIMNA Limited hereby agree as follows:

1. Appointment of SIMNA Limited. SIMNA hereby employs SIMNA Limited as investment sub-adviser for the assets of the Portfolio, on the terms and conditions set forth herein, and subject to the direction of SIMNA. SIMNA Limited accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties of SIMNA Limited.

(a) SIMNA employs SIMNA Limited to act as its sub-advisor in managing the investment and reinvestment of all or a portion of the assets of the Portfolio in accordance with the SunAmerica Advisory Agreement; to continuously review, supervise, and administer an investment program for the Portfolio; to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested; to provide the Trust (either directly or through SIMNA) with all records concerning the activities of SIMNA Limited that the Trust is required to maintain; and to render or assist SIMNA in rendering regular reports to the Trust’s officers and the Board of Trustees concerning the discharge of SIMNA Limited’s responsibilities hereunder. SIMNA Limited will discharge the foregoing responsibilities subject to the supervision and oversight of SIMNA, the Trust’s officers and the Board of Trustees and in compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information, any additional operating policies or procedures that the Portfolio communicates to SIMNA Limited in writing (either directly or through SIMNA), and applicable laws and regulations. SIMNA Limited agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services on the terms and for the compensation provided herein.

(b) SIMNA Limited acknowledges and agrees that SIMNA is ultimately responsible for all aspects of providing to the Portfolio the services required of SIMNA under the SunAmerica Advisory Agreement. Accordingly, SIMNA Limited shall discharge its duties and responsibilities specified in paragraph (a) of this Section 2 and elsewhere in this Agreement subject at all times to the direction, control, supervision, and oversight of SIMNA. In furtherance thereof, SIMNA Limited shall, without limitation, (i) make its offices available to representatives of SIMNA for on-site inspections and consultations with the officers and applicable portfolio managers of SIMNA Limited responsible for the day-to-day management of the Portfolio, (ii) upon request, provide SIMNA with copies of all records it maintains regarding its management of the Portfolio and (iii) report to SIMNA each calendar quarter and at such other times as SIMNA may reasonably request regarding (A) SIMNA Limited’s implementation of the Portfolio’s investment program and the Portfolio’s portfolio composition and performance, (B) any policies and procedures implemented by SIMNA Limited to ensure compliance with United States securities laws and regulations applicable to SIMNA Limited and the Portfolio, (C) the Portfolio’s compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information and any additional operating policies or procedures that the Portfolio communicates to SIMNA Limited in writing (either directly or through SIMNA) and (D) such other matters as SIMNA may reasonably request.

3. Securities Transactions. Among its responsibilities, SIMNA Limited shall select the brokers or dealers that will execute purchases and sales of securities for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, subject to written policies and procedures provided to SIMNA Limited (either directly or through SIMNA), and consistent with Section 28(e) of the Securities Exchange Act of 1934. SIMNA Limited will promptly communicate or assist SIMNA in communicating to the Portfolio’s officers and the Board of Trustees such information relating to the portfolio transactions SIMNA Limited has directed on behalf of the Portfolio as SIMNA or such officers or the Board may reasonably request.

4. Compensation of SIMNA Limited. For the services to be rendered by SIMNA Limited as provided in this Agreement, SIMNA (and not the Trust or the Portfolio) will pay to SIMNA Limited at the end of each of month a fee equal to the amount set forth on Appendix A attached hereto. For clarity, SIMNA (and not the Trust, the Portfolio or SunAmerica) shall be obligated to pay SIMNA Limited fees hereunder for any period only out of and following SIMNA’s receipt from SunAmerica of advisory fees pursuant to Section 3 of the SunAmerica Advisory Agreement for such period. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.

5. Compliance. SIMNA Limited agrees to comply with all policies, procedures, or reporting requirements that the Board of Trustees reasonably adopts and communicates to SIMNA Limited in writing (either directly or through SIMNA) including, without limitation, any such policies, procedures, or reporting requirements relating to soft dollar or other brokerage arrangements. “Applicable Law” means (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of SIMNA Limited in relation to the Portfolio.

6. Status of SIMNA Limited. The services of SIMNA Limited to SIMNA under this Agreement are not to be deemed exclusive, and SIMNA Limited will be free to render similar services to others so long as its services to SIMNA under this Agreement are not impaired thereby. SIMNA Limited will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio or the Trust.

7. Liability of SIMNA Limited. No provision of this Agreement will be deemed to protect SIMNA Limited against any liability to SIMNA or to the Portfolio or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

8. Duration; Termination; Notices; Amendment. Unless sooner terminated as provided herein, this Agreement shall continue in effect for so long as the SunAmerica Advisory Agreement remains in effect. Notwithstanding the foregoing, this Agreement may also be terminated, without the payment of any penalty, by SIMNA (i) upon 60 days’ written notice to SIMNA Limited; or (ii) upon material breach by SIMNA Limited of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; SIMNA Limited may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to SIMNA; or (2) upon material breach by SIMNA of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the SunAmerica Advisory Agreement. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

If to SIMNA, at:

Schroder Investment Management North America Inc.

875 Third Avenue

22nd Floor

New York, NY 10022

Attention: Legal Department

Telephone: 212-641-3889

Facsimile: 212-641-3897

If to SIMNA Limited, at:

Schroder Investment Management North America Limited

31 Gresham Street

London, U.K. EC2V 7QA

Attention: Legal Department

Telephone: 020 7658 6000

Facsimile: 020 7658 6965

This Agreement may be amended by mutual consent of the parties hereto.

9. Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

10. Confidentiality. SIMNA Limited shall keep confidential any and all information obtained in connection with the services rendered hereunder and shall not disclose any such information to any person other than SIMNA, the Trust, the Board of Trustees, SunAmerica, and any director, officer, or employee of SIMNA, the Trust, or SunAmerica, except (i) with the prior written consent of the Trust, (ii) as required by law, regulation, court order, or the rules or regulations of any self-regulatory organization, governmental body, or official having jurisdiction over SIMNA or SIMNA Limited, or (iii) for information that is publicly available other than due to disclosure by SIMNA Limited or its affiliates or becomes known to SIMNA Limited from a source other than SIMNA, the Trust, the Board of Trustees, or SunAmerica.

11. Proxy Policy. SIMNA Limited acknowledges SunAmerica is responsible for voting, or abstaining from voting, all proxies with respect to companies whose securities are held in that portion of the Portfolio allocated to SIMNA by SunAmerica, but to the extent such responsibility is delegated to SIMNA, SIMNA Limited shall use its best good faith judgment to vote, or abstain from voting, such proxies in the manner that best serves the interests of the Portfolio’s shareholders.

12. Governing Law. All questions concerning the validity, meaning, and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-interest law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

13. Treatment of Portfolio Under FCA Rules. The Portfolio will be treated as a Professional Client under rules of the Financial Conduct Authority in the United Kingdom.

14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the date first set forth herein.

SCHRODER INVESTMENT MANAGEMENT

NORTH AMERICA INC.

By:	/s/ Joseph Bertini
Name: Joseph Bertini
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By:	/s/ William Sauer
Name: William Sauer
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

By:	/s/ Mark Hemenetz
Name: Mark Hemenetz
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

By:	/s/ Shanak Datnaik
Name: Shanak Datnaik
Title: Authorized Signatory

APPENDIX A

Compensation of SIMNA Limited

February 6, 2017

For services rendered by SIMNA Limited as provided in this Agreement, SIMNA (and not the Trust or the Portfolio) will pay SIMNA Limited a sub-sub-advisory fee at the end of each month, in an amount determined based upon the internal Schroders Group Transfer Pricing Policy then in effect. As of the date hereof, under the current Schroders Group Transfer Pricing Policy, SIMNA will pay to SIMNA Limited at the end of each of month an amount equal to forty-nine and a half percent (49.5%) of all fees actually paid by SunAmerica to SIMNA in the prior month under Section 3 and Schedule A of the SunAmerica Advisory Agreement.

EXHIBIT C

AMENDMENT NO. 5

TO THE

SUBADVISORY AGREEMENT

This AMENDMENT NO. 5 TO THE SUBADVISORY AGREEMENT is dated as of February 6, 2017, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated January 1, 1999, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement; and

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has approved this Amendment to the Subadvisory Agreement; and

WHEREAS, the Adviser has received an exemptive order from the U.S. Securities and Exchange Commission that permits the Adviser, subject to certain conditions, to enter into subadvisory agreements with unaffiliated advisers without first obtaining shareholder approval.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Schedule A to the Subadvisory Agreement, which is attached hereto and made a part hereof, is hereby amended and restated as follows to include the Mid Cap Value Portfolio, a series of the Trust:

Portfolio	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Mid Cap Value Portfolio	0.60% on the first $20 million 0.50% on the next $30 million 0.50% reset above $50 million

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ Peter A. Harbeck
Name:	Peter A. Harbeck
Title:	President & CEO

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ Savonne L. Ferguson
Name:	Savonne L. Ferguson
Title:	Vice President

SCHEDULE A

Effective February 6, 2017

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
International Equity Portfolio

0.60% first $50 million

0.55% next $50 million

At $100 million, the fee schedule resets to 0.50% on all assets

0.50% next $100 million

At $200 million, the fee schedule resets to 0.425% on all assets

0.425% next $300 million

0.40% next $500 million

At $1 billion, the fee schedule resets to 0.40% on all assets

Mid Cap Growth Portfolio	0.50% first $40 million 0.40% over $40 million

Mid Cap Value Portfolio	0.60% on the first $20 million 0.50% on the next $30 million Above $50 million, the fee schedule resets to 0.50% on all assets

Stock Portfolio

0.50% on first $50 million

0.40% on next $50 million

At $100 million, the fee schedule resets to 0.40% on all assets

0.40% on next $150 million

0.375% on next $250 million

0.35% on next $500 million

At $1 billion, the fee schedule resets to 0.35% on all assets

0.325% in excess of $1 billion

SEASONS SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

International Equity Portfolio

Mid Cap Value Portfolio

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the changes in the subadvisers of the International Equity Portfolio and Mid Cap Value Portfolio is now available at the website referenced above (each a “Portfolio,” and collectively, the “Portfolios”). Each Portfolio is a series of Seasons Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matters covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the changes to the Portfolios’ subadvisers.

As discussed in the Information Statement, on December 1, 2016, the Board of Trustees of the Trust approved the appointment of Schroder Investment Management North America Inc., along with its affiliate, Schroder Investment Management North America Ltd. as subadviser and sub-subadviser, respectively, to a portion of the International Equity Portfolio, replacing Janus Capital Management, LLC. The Board of Trustees also approved the appointment of T. Rowe Price Associates, Inc. as a subadviser to a portion of the Mid Cap Value Portfolio, replacing Goldman Sachs Asset Management, L.P. The transitions occurred on February 6, 2017.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows the Portfolios’ investment adviser, SunAmerica Asset Management, LLC, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about April 7, 2017, to all participants in a contract who were invested in the Portfolios as of the close of business on February 28, 2017. A copy of the Information Statement will remain on our website until at least April 7, 2018, and shareholders can request a complete copy of the Information Statement until that time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until April 7, 2018. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.